                                                                    Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Linda J.  Haines,  Principal  Financial  Manager of Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to her knowledge, that:

The Annual Report of Nutrition Management Services Company, on Form 10-K for the
year ended June 30, 2005 of the Company (the  "Report")  fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934,
and the  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Linda J. Haines
---------------------------
Linda J. Haines
Principal Financial Manager

(Date) October 20, 2006